Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY UNCAPPED ACCELERATOR ETF – JANUARY

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

Dated January 20, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside rate of return that the Fund seeks to achieve for a given Target Outcome Period. On January 16, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of January 20, 2026. The new Target Outcome Period will end on January 15, 2027. The upside rate of return for the Fund for the Target Outcome Period beginning on January 20, 2026 is set forth below.

Fund	Upside rate of return (before fees and expenses)
FT Vest U.S. Equity Uncapped Accelerator ETF – January (UXJA)	124%

Please Keep this Supplement with your Fund Prospectus for Future Reference